Wyoming

Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: business@state.wy.us

Max Maxfield, WY Secretary of State
FILED: 03/30/2010 02:14 PM
ID: 2010-000582415

Profit Corporation
Articles of Incorporation

1. Corporation name:

TrackSoft Systems, Inc.

2. Name and physical address of its registered agent:
*(The registered agent may be an individual resident in Wyoming, a domestic or foreign entity authorized to transact business in Wyoming, having a business office identical with such registered office. **The registered agent must have a physical address in Wyoming.** A Post Office Box or Drop Box is not acceptable. If the registered office includes a suite number, it must be included in the registered office address.)*

Incorp Services, Inc.
2510 Warren Avenue
Cheyenne, WY 82001

3. Mailing address of the corporation:

2820 North Pinal Ave., Ste.12-292
Casa Grande, AZ 85222

4. Principal office address:

2820 North Pinal Ave., Ste 12-292
Casa Grande, AZ 85222

5. Number and class of shares the corporation will have the authority to issue:

50,000,000 common

6. Incorporators *(list names and addresses of each incorporator)*:

Matthew Howell 2820 North Pinal Ave., Ste 12-292, Casa Grande, AZ 85222

RECEIVED
MAR 29 2010
SECRETARY OF STATE
WYOMING

7. Execution *(all incorporators must sign)*:

Signature: *[signature]* **Date:** 03/12/2012 *(mm/dd/yyyy)*

Print Name: Matthew Howell

Signature: ______ **Date:** ______ *(mm/dd/yyyy)*

Print Name: ______

Signature: ______ **Date:** ______ *(mm/dd/yyyy)*

Print Name: ______

Contact Person: TIM ORR

Daytime Phone Number: 509.462.2926 Email: tim@jcapital.org

Checklist

- [✓] ***Filing Fee: $100.00*** Make check or money order payable to Wyoming Secretary of State.
- [✓] The Articles must be in compliance with Wyoming Statutes 17-16-120 and 17-16-202.
- [✓] The Articles must be accompanied by a written consent to appointment executed by the registered agent.
- [✓] For consistency the Secretary of State's Office will only keep one version of the agent's name on file.
- [✓] Please submit one **originally signed** document and one exact photocopy of the filing.
- [✓] **Please review form prior to submitting to the Secretary of State to ensure all areas have been completed to avoid a delay in the processing of your documents.**

Other Requirements:

- An annual report will be due annually on the first day of the anniversary month of formation. If not paid within sixty (60) days from the due date, the entity will be subject to dissolution/revocation.

Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: business@state.wy.us

Consent to Appointment by Registered Agent

I, Incorp Services, Inc. , registered office located at
(name of registered agent)

2510 Warren Avenue
Cheyenne, WY 82001
voluntarily consent to serve

* *(registered office physical address, city, state & zip)*

as the registered agent for TrackSoft Systems, Inc.
(name of business entity)

I hereby certify that I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

Signature: [signature] **Date:** 3/23/2010
(Shall be executed by the registered agent.) *(mm/dd/yyyy)*

Print Name: Michael Cala Daytime Phone: (702) 866-2500

Title: Authorized Representative Email: michael.cala@incorp.com

Registered Agent Mailing Address
(if different than above):

***If this is a new address, complete the following:**

Previous Registered Office(s):

I hereby certify that:

- After the changes are made, the street address of my registered office and business office will be identical.
- This change affects every entity served by me and I have notified each entity of the registered office change.
- I certify that the above information is correct and I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

Signature: ______________________________ **Date:**
(Shall be executed by the registered agent.) *(mm/dd/yyyy)*

Checklist
☐ Submit one **originally signed** consent to appointment and one exact photocopy.